UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 25, 2008
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2008-AR1 Trust
--------------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          New York                333-143751-12                Applied For
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation               File No.               Identification No.
     of issuing entity)         of issuing entity)          of issuing entity)

          5325 Spectrum Drive, Frederick, Maryland                21703
--------------------------------------------------------------------------------
Address of principal executive offices                          (Zip Code)

Depositor's telephone number, including area code    (240) 586-5999
                                                 -------------------------------

               7430 New Technology Way, Frederick, Maryland 21703
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement
              ------------------------------------------

            On February 27, 2008, the Wells Fargo Mortgage Backed Securities 2008-AR1 Trust, Mortgage Pass-Through Certificates, Series 2008-AR1 (the "Certificates") were issued pursuant to a pooling and servicing agreement, dated as of February 27, 2008 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and HSBC Bank USA, National Association, as trustee (the "Trustee"). On March 25, 2008, the Pooling and Servicing Agreement was amended pursuant to Amendment No. 1, dated as of March 25, 2008 ("Amendment No. 1"), among the Company, the Master Servicer and the Trustee. A copy of Amendment No. 1 is filed as an exhibit hereto.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (4.1) Amendment No. 1, dated as of March 25, 2008, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WELLS FARGO ASSET SECURITIES
                                             CORPORATION

March 25, 2008

                                          /s/ Bradley A. Davis
                                          --------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

      (4.1)        Amendment No. 1, dated as of March 25,         E
                   2008, among Wells Fargo Asset
                   Securities Corporation, Wells Fargo
                   Bank, N.A. and HSBC Bank USA, National
                   Association, as trustee.